UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 1, 2002
                                                 -------------------------------


                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
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             (Exact name of registrant as specified in its charter)


      North Carolina               333-68246                56-1643598
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



301 South College Street, Charlotte, North Carolina               28288
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (704) 374-6161
                                                    ----------------------------



                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
            201 South College Street, Charlotte, North Carolina 28288
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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events

            Effective March 1, 2002, First Union Commercial Mortgage Securities, Inc. changed its name to Wachovia Commercial Mortgage Securities, Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.


March 6, 2002

                                   By:     /s/   Alan Kronovet
                                       ---------------------------------------
                                       Name:  Alan Kronovet
                                       Title: Vice President